                                                                   EXHIBIT 10.10

                             SNAP APPLIANCES, INC.

                       STOCK APPRECIATION RIGHT AGREEMENT


        1. Grant of SAR. The Board of Directors of Snap Appliances, Inc., a Delaware corporation (the "Company"), hereby grants to the employee named in the Notice of Grant (the "Awardee"), a Stock Appreciation Right (the "SAR"), subject to the terms, definitions and provisions of the Snap Appliances, Inc. 2000 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference, and pursuant to this SAR agreement (the "Agreement"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. In the event of a conflict between the terms of the Plan and this Agreement, the Plan shall prevail.

        2. Value of the SAR. The SAR shall entitle the Awardee, upon exercise of the SAR, to receive from the Company the Distributable Amount in cash, or shares of Common Stock of the Company, as determined by the Administrator in its discretion.

        3. Nonassignability of SARs. The SAR is not assignable or transferable by the Awardee except by will or by the laws of descent and distribution and as otherwise consistent with the terms of the Plan and this Agreement. During the lifetime of the Awardee, only the Awardee shall be entitled to exercise the SAR.

        4. Exercise Period. The SAR may be exercised only within the term set forth in the Notice of Grant and may be exercised during such term only in accordance with the terms of the Plan and this Agreement.

        5. Method of Exercise. This SAR shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the SAR and the number of shares of Common Stock of Snap Appliances, Inc. ("Common Stock") as to which the SAR is to be exercised. Such written notice shall be signed by the Awardee and shall be delivered in person or by certified mail to the Company. This SAR shall be deemed to be exercised upon receipt by the Company of such written notice.

        6. Form of Payment. The Company shall satisfy its obligation upon exercise of this SAR in cash, or shares of the Company, as determined by the Administrator in its discretion.

        7. Termination of Status as an Employee. In the event Awardee ceases to serve as an Employee for any reason, except death or disability, the Awardee may exercise this SAR during the Termination Period set out in the Notice of Grant, but only to the extent it was exercisable at the date of such termination (but in no event later than the "Term/Expiration Date" of this SAR as set forth in the Notice of Grant). To the extent that Awardee was not entitled to exercise this SAR at the date of such termination, and to the extent that Awardee does not exercise this SAR (to the extent otherwise so entitled) within the time specified herein, this SAR shall terminate.



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        8. Tax Consequences. Awardee understands that upon either the grant or the exercise of this SAR, the Awardee may recognize adverse tax consequences. Awardee understands that the Company will be required to withhold any tax or social insurance required from any governmental authority. Awardee is encouraged to consult with a tax advisor concerning the tax consequences of exercising this SAR.


        THE COMPANY AND AWARDEE ACKNOWLEDGE THAT THE AWARDEE'S EMPLOYMENT WITH THE COMPANY SHALL BE "AT-WILL" EMPLOYMENT AND MAY BE TERMINATED BY THE AWARDEE OR THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE. NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S SAR PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON AWARDEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH AWARDEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE AWARDEE'S EMPLOYMENT AT ANY TIME. AWARDEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE GRANT OF A SAR, SHALL CONFER UPON AWARDEE ANY RIGHTS AS A SHAREHOLDER OF THE COMPANY.

        Awardee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions of the Plan. Awardee has reviewed the Plan and this SAR Agreement in their entirety, has had an opportunity to obtain the advice of independent counsel prior to executing this Agreement and fully understands all provisions relating to this Agreement. Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement.

AWARDEE:                                    SNAP APPLIANCES, INC.



                                            By:
------------------------------------           ---------------------------------
Signature



                                            Title:
------------------------------------              ------------------------------
Print Name
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                             SNAP APPLIANCES, INC.

                    NOTICE OF STOCK APPRECIATION RIGHT GRANT

[Employee's Name and Address]



        Snap Appliances, Inc. (the "Company") has granted ________________ ("Awardee") a Stock Appreciation Right ("SAR") covering Shares of Common Stock of Snap Appliances, Inc. ("Company") as follows:

        Date of Grant:
                                                                 ---------------
        Vesting Start Date:
                                                                 ---------------
        Total Number of Shares Covered by this SAR:
                                                                 ---------------
        Exercise Base Price:                                     $
                                                                 ---------------
        Term/Expiration Date:
                                                                 ---------------

        Vesting: The SAR shall be vested and exercisable as to 25% of the Stock covered by the SAR twelve months after the Vesting Start Date and as to 1/48 of the Stock covered by the SAR each month thereafter on the same day of the month as the Vesting Start Date, subject to the Awardee continuing as an Employee on the payroll of the Company or an affiliate or subsidiary of the Company on such dates.

        Termination Period: SAR may be exercised for three (3) months after Awardee's termination of employment with the Company (but in no event later than the Expiration Date). Upon disability or death, this SAR may be exercised for the period of time provided in the Plan.



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        By your signature and the signature of the Company's representative below, you and the Company agree that this SAR is granted under and governed by the terms and conditions of the Stock Appreciation Right Plan and the Stock Appreciation Right Agreement, all of which are attached and made a part of this document.

AWARDEE:                                    SNAP APPLIANCES, INC.



                                            By:
---------------------------------              ---------------------------------
Signature


                                            Title:
---------------------------------                 ------------------------------
Print Name
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                              SNAP APPLIANCES, INC.
                STOCK APPRECIATION RIGHT ("SAR") EXERCISE NOTICE

Snap Appliances, Inc.
2001 Logic Drive
San Jose, CA  95124
Attention:  Corporate Secretary

        1. Exercise of SAR. Effective as of today, _______________, 2000, the undersigned ("Employee") hereby elects to exercise a stock appreciation right with respect to _________ shares of the Common Stock (the "Shares") of Snap Appliances, Inc. pursuant to the stock appreciation right agreement ("SAR Agreement") by and between Employee and Snap Appliances, Inc. ("Company"), dated _______________and pursuant to the Snap Appliances, Inc. 2000 Stock Plan (the "Plan").

        2. Representations of Employee. Employee acknowledges that Employee has received, read and understood the Plan, the SAR Agreement, and the Notice of Stock Appreciation Right Grant ("Notice of Grant") and agrees to abide by and be bound by their terms and conditions.

        3. Tax Consultation. Employee understands that Employee may suffer adverse tax consequences as a result of Employee's exercise of rights under the SAR Agreement and this Notice. Employee represents that Employee has consulted with his or her own independent tax advisor in connection with exercising rights under this SAR and that Employee is not relying on the Company for any tax advice.

        4. Entire Agreement. The Plan, Notice of Grant, and the SAR Agreement are incorporated herein by reference and constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Employee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                               Accepted by:

EMPLOYEE:                                   SNAP APPLIANCES, INC.

                                            By:
---------------------------------              ---------------------------------
(Signature)

                                            Its:
---------------------------------               --------------------------------
Print Name


Address:                                    Address:

                                            2001 Logic Drive
---------------------------------           San Jose, CA  95124

---------------------------------